SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of
         earliest event reported).........................July 22, 1996

                              TEJAS GAS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


        0-17389                                              76-0263364
(Commission File Number)                                  (I.R.S. Employer
                                                       Identification Number)

1301 McKinney, Suite 700
   Houston, Texas                                              77010
(Address of Principal                                        (Zip Code)
  Executive Offices)

                          Registrant's telephone number
                       including area code: (713) 658-0509

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            Explanatory Note: This Current Report on Form 8-K is being filed for the purpose of filing Exhibits 1(a) and 1(b) hereof in connection with the Registrant's Registration Statement on Form S-3 (Reg. No. 333-06207), which became effective July 3, 1996.

            (c)   Exhibits.

            1(a)  U.S. Purchase Agreement

            1(b)  International Purchase Agreement

                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TEJAS GAS CORPORATION

Date:    June 22, 1996        By: /s/ JAMES W. WHALEN
                                      James W. Whalen
                                       Executive Vice President and Chief
                                       Financial Officer (principal financial
                                       officer and principal accounting officer)